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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 30, 2004


                            The Lamson & Sessions Co.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Ohio                            1-313                               34-0349210
   --------------------------------------------------------------------------------------------------------
      (State or Other Jurisdiction         (Commission                       (IRS Employer
         of Incorporation)                 File Number)                       Identification No.)


     25701 Science Park Drive, Cleveland, Ohio                                   44122-7313
  ---------------------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                                     (Zip Code)


       Registrant's telephone number, including area code: (216) 464-3400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(c)           Exhibits.

              Number    Description
              ------    -----------

              99.1      Press Release, dated April 30, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 30, 2004, The Lamson & Sessions Co. issued a press release announcing its earnings for the first quarter of 2004. A copy of such press release is included as Exhibit 99.1 hereto.

This Form 8-K and the attached Exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE LAMSON & SESSIONS CO.

Dated:  April 30, 2004

                                      By: /s/ James J. Abel
                                          -----------------------
                                          James J. Abel
                                          Executive Vice President, Secretary,
                                          Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------
           Number   Description
           ------   -----------

           99.1     Press Release, dated April 30, 2004.